[MHM, December 28, 2011]
[Translation]

SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

PUTNAM EUROPE EQUITY FUND

SECURITIES REGISTRATION STATEMENT
(For NAV Sale)

To: Director of Kanto Local Finance Bureau

Filing Date: December 28, 2011

Name of the Registrant Trust:	PUTNAM EUROPE EQUITY FUND

Name and Official Title of	Jonathan S. Horwitz
Representative of Trustees:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U.S.A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business:	Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities:

PUTNAM EUROPE EQUITY FUND

Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold:

Up to 898 million U.S. Dollars (USD) (Japanese Yen (JPY) 69.8 billion.)

Note : U.S. dollar amounts are translated into Japanese Yen at the rate of 1 USD=JPY 77.75, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on October 31, 2011.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:

PUTNAM EUROPE EQUITY FUND (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES:

Six classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares and Class Y shares) being all registered without par value. In Japan, only Class M shares (all hereinafter referred to as the "Shares") are available for public offering. As to the Shares, there are no credit ratings that have been provided or made available for inspection by any credit-rating firm due to a request from the issuer of the Fund, or that are to be provided or made available for inspection by any credit-rating firm due to a request from the issuer of the Fund. The Shares are an additional offering type.

3. TOTAL AMOUNT OF OFFERING PRICE:

Up to 898 million U.S. Dollars (JPY 69.8 billion).

Note 1: For convenience, U.S. Dollar amounts are converted into Japanese Yen at the rate of USD 1.00 = JPY 77.75 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on October 31, 2011). The same rate applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4. ISSUE PRICE:

The Net Asset Value per share is calculated on a Fund Business Day after the application for purchase is received by the Fund. Note: A “Fund Business Day” means a day on which the New York Stock Exchange (the “NYSE”) is open for business. Investors can inquire of SMBC Friend Securities Co., Ltd., described in Item 8 below, about the issue price.

5. SALES CHARGE:

Class M Shares:

The sales charge (in Japan) is 3.675% (3.50% without a consumption tax) of the net asset value of the Fund’s class M shares (Net Asset Value).

Note: 0.50% of the amount calculated by dividing the Net Asset Value by (1-0.035) and rounding to three decimal places will be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund (the “Principal Underwriter”).

6. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION:

The minimum amount for purchase of Shares is 100 Shares. Shares may be purchased in integral multiples of 10 Shares.

7. PERIOD OF SUBSCRIPTION:

From December 29, 2011 (Thursday) to December 28, 2012 (Friday) (the “Subscription Period”) provided that the subscription is handled only on a day that is both a Fund Business Day and a business day when securities companies are open for business in Japan.

8. PLACE OF SUBSCRIPTION:

SMBC Friend Securities Co., Ltd. (hereinafter referred to as "SMBC Friend" or the "Distributor")

7-12, Nihonbashi-kabutocho, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

9. DATE OF PAYMENT:

Investors shall pay the Issue Price and Sales Charge to SMBC Friend within 4 business days in Japan from the day when SMBC Friend confirms the execution of the order (the "Trade Day"). The total issue price for each date of subscription (the “Application Day”) will be transferred by SMBC Friend to the account of the Fund’s underwriter within 4 Fund Business Days (hereinafter referred to as "Payment Date") from (and including) the Application Day.

10. PLACE OF PAYMENT:

SMBC Friend

11. MATTERS REGARDING TRANSFER AGENT:

Not applicable.

12. MISCELLANEOUS:

(A) DEPOSIT FOR SUBSCRIPTION:

None

(B) Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with a Sales Handling Company concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts"), and the investors shall submit to the Sales Handling Company an application requesting the opening of a transactions account under the Contracts. The subscription amount shall be paid in Yen in principle and the Yen exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription, which shall be determined by such Sales Handling Company.

The payment may be made in U.S. Dollars to the extent that the Sales Handling Company can agree.

Note: A "Sales Handling Company" means a financial instruments agent company and/or registration agent financial institution which shall conclude the agreement with a Distributor concerning agency business of shares of the Fund, act as agent for a Distributor for subscription or repurchase of shares of the Fund from investors, and handle the business, etc. concerning receipt of subscription money from investors or payment of repurchase proceeds to investors, etc.

SMBC Friend shall pay the subscription amount in U.S. Dollars to the account of the Fund’s underwriter for the Fund on the Payment Date.

(C) PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund’s performance year to year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s class M shares.

The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the Fund are available at Putnam.com.

Annual total returns for Class M shares before sales charges

- Year-to-date performance through 9/30/11: -18.18%.

- Best calendar quarter
Q2 2009	24.67%
- Worst calendar quarter
Q3 2002	-23.51%

Average annual total returns after sales charges (for periods ending 12/31/10)

	Past 1 year	Past 5 years	Past 10 years

Class M before taxes	2.00%	0.93%	0.80%

MSCI Europe Index
(ND) (no deduction
for fees, expenses or
taxes other than	3.88%	2.85%	3.27%
withholding taxes on
reinvested dividends)

This table compares the Fund’s performance to that of a broad measure of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges. (See (D) FEES AND EXPENSES in Part I of the SRS for details.) Class M share performance reflects the current maximum initial sales charge of 3.50%. The Fund’s performance for portions of the period benefited from Putnam Investment Management, LLC’s (the “Investment Management Company”) agreement to limit the Fund’s expenses.

The Fund's performance is compared to the MSCI Europe Index (Net Dividends), an unmanaged index of Western European equity securities.

(D) FEES AND EXPENSES

The following table describes the fees and expenses an investor may pay if the investor buys and holds shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $50,000 in Putnam funds.

Shareholder Fees (fees paid directly from an investor’s investment)

Class M Shares

Maximum Sales Charge (Load) Imposed on Purchases	3.50%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage of	0.65*
original purchase price or redemption proceeds, whichever is lower)

Redemption Fee (as a percentage of total redemption proceeds)	1.00%

* Applies only to certain redemptions of shares bought with no initial sales charge.

Annual Fund Operating Expenses

(expenses an investor pays each year as a percentage of the value of the investor’s investment)

	Management	Distribution	Other	Total Annual
	Fees*	and Service	Expenses	Fund Operating
		(12b-1) Fees		Expenses

Class M	0.72%	0.75%	0.46%	1.93%

* Management fees are subject to a performance adjustment.

(E) EXAMPLE:

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that an investor invests $10,000 in the Fund for the time periods indicated and then, except as indicated, redeems all of the investor’s shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. An investor’s actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M	$539	$935	$1,355	$2,525

(F) PORTFOLIO TURNOVER:

The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 70%.

(G) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

(H) OUTLINE OF UNDERWRITING, ETC.:

(1) SMBC Friend undertakes to make a public offering of Shares in accordance with an agreement dated June 22, 1998 with the Principal Underwriter in connection with the sale of the Shares in Japan.

(2) SMBC Friend will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other Sales Handling Companies to the Fund.

(3) The Fund has appointed SMBC Friend as the Agent Company in Japan.

Note: The "Agent Company" shall mean the company which, under a contract made with a foreign issuer of investment securities, makes public the Fund’s Net Asset Value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") or other Sales Handling Companies.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(A) Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks capital appreciation.

INVESTMENTS and RISKS

Investments

The Investment Management Company invests mainly in common stocks (growth or value stocks or both) of large and midsize European companies that it believes have favorable investment potential. The Investment Management Company may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. The Investment Management Company also considers other factors it believes will cause the stock price to rise. The Investment Management Company invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe. The Investment Management Company may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the Fund.

The prices of stocks in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging-market investments, can be illiquid. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. The Investment Management Company’s use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LIMITATION TO THE AMOUNT OF THE TRUST MONEY

No limitation is set to the amount of the trust money.

(B)	HISTORY OF THE FUND:

	November 10, 1988:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

	July 13, 1990:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

	April 30, 2003:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

(C) Structure of the Fund:

(1) Affiliated Companies of the Fund:

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. The Investment Management Company renders investment management services to the Fund. It is responsible for making investments decisions for the Fund and managing the Fund’s other affairs and business.

b. Putnam Investments Limited (the “Sub-Investment Management Company”) manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. The Putnam Advisory Company, LLC (the Sub-Advisory Company”) manages a separate portion of the assets of the Fund as determined by the Investment Management Company or the Sub-Investment Management Company from time to time. Subject to the supervision of the Investment Management Company or the Sub-Investment Management Company, as applicable, the Sub-Advisory Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

d. Putnam Investor Services, Inc. (the “Investor Servicing Agent”) acts as Investor Servicing Agent.

e. State Street Bank and Trust Company (the “Custodian” and “Sub-Accounting Agent”) acts as Custodian and Sub-Accounting Agent.

f. The Principal Underwriter provides marketing services to the Fund.

g. SMBC Friend Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the Agent Company.

(2) Outline of Agreements concluded between related parties of the Fund

Role in Operation	Related Party	Agreement	Outline
of Fund

Investment	Putnam Investment	Management Contract	An agreement entered into on January 1,
Management	Management, LLC	(Note 1)	2010, in which the Investment
Company			Management Company agrees to act as
investment manager of the Fund and as
investment adviser concerning the Fund's
assets.

Sub-Advisory	The Putnam Advisory	Sub-Advisory	An agreement entered into on May 15,
Company	Company, LLC	Contract (Note 2)	2008, in which the Sub-Advisory
Company agrees to act as a sub-advisor for
a portion of the Fund’s assets.

Sub-Investment	Putnam Investments	Sub-Management	An agreement entered into on May 15,
Management	Limited	Contract	2008, in which the Sub-Investment
Company		(Note 3)	Management Company agrees to act as
sub-investment manager for a portion of
the Fund’s assets.

Investor	Servicing Putnam Investor Services,	Amended and	An agreement entered into on January 1,
Agent	Inc.	Restated Investor	2009 relating to the Investor Servicing
		Servicing Agreement	Agent’s acting as investor servicing agent
		(Note 4)	of the Fund.

Custodian	and State Street Bank and Trust	Master Custodian	An agreement entered into on January 1,
Sub-Accounting	Company	Agreement (Note 5)	2007 relating to the Custodian acting as
Agent			custodian of the Fund’s assets.
		Master	An agreement entered into on January 1,
		Sub-Accounting	2007 relating to the Custodian providing
		Services Agreement	certain administrative, pricing, and
		(Note 6)	bookkeeping services for the Fund.

Principal	Putnam Retail	Distribution Plan and	A plan and agreement concluded on
Underwriter	Management Limited	Agreement	November 28, 1994 relating to the
	Partnership		distribution of Class M shares.

Agent Company	SMBC Friend Securities	Agent Company	An agreement concluded June 5, 1998, in
	Co., Ltd.	Agreement (Note 7)	which the Agent Company agrees to
render services as agent company in Japan.

Distributor in Japan	SMBC Friend Securities	Japan Dealer Sales	An agreement concluded June 22, 1998, in

Co., Ltd.	Agreement (Note 8)	which the Distributor agrees to sell shares
of the Fund in Japan.

(Note 1) The Management Contract is an agreement by which the Investment Management Company agrees to provide investment management services for the Fund and investment advisory services for the Fund’s assets.

(Note 2) The Sub-Advisory Contract is an agreement by which the Sub-Advisory Company agrees to provide discretionary investment management services for a portion of the Fund’s assets as determined from time to time by the Investment Management Company or the Sub-Investment Management Company.

(Note 3) The Sub-Management Contract is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by the Investment Management Company.

(Note 4) The Amended and Restated Investor Servicing Agreement is an agreement in which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 5) The Master Custodian Agreement is an agreement by which the Custodian agrees to provide custody services for the Fund’s assets.

(Note 6) The Master Sub-Accounting Services Agreement is an agreement under which the Investment Management Company has delegated to the Sub-Accounting Agent responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 7) The Agent Company Agreement is an agreement by which the Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily Net Asset Value per Share of the Fund and to distribute management reports and other documents, etc. required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association.

(Note 8) The Japan Dealer Sales Agreement is an agreement by which the Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(3) Outline of the Fund

1. Fund

a. Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on November 10, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940, as amended (the “1940 Act”).

b. Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial nature.

c.	History of the Fund
Organization of the Fund as a Massachusetts business trust.
	Adoption of the Agreement and Declaration of Trust.	November 10, 1988

Adoption of the Amended and Restated Agreement
	and Declaration of Trust	July 13, 1990

Adoption of the Amended and Restated Agreement
	and Declaration of Trust	April 30, 2003

d. Amount of Capital Stock

Not applicable.

e. Information Concerning Major Shareholders

Not applicable.

2. Putnam Investment Management, LLC (the Investment Management Company)

a. Law of Place of Incorporation The Investment Management Company is a limited liability company organized under the law of the State of Delaware on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 generally may not conduct their business unless they are registered with the United States Securities and Exchange Commission (“SEC”).

b. Purpose of the Company

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c. History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly manages the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam family, with over $61 billion in aggregate net asset value in nearly 5 million shareholder accounts as of June 30, 2011. An affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, The Putnam Advisory Company, LLC, provides financial services to institutions and individuals through separately managed accounts and pooled investment vehicles. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary responsibilities.

Total assets under management of Putnam entities, including assets managed for mutual funds and other clients are over $121 billion as of the end of October 2011.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company, the Sub-Advisory Company and the Investor Servicing Agent are indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and is an indirect subsidiary of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

d. Amount of Capital Stock

(1) Amount of Member’s Equity

1. Amount of Member’s Equity (as of the end of October, 2011):
$123,280,085 *(approximately JPY9,585million)

2. Record of Amount of Member’s Equity (for the latest 5 years):

Year	Member’s Equity
End of 2006	$65,683,062
End of 2007	$116,796,876
End of 2008	$58,526,939

End of 2009	$69,079,977
End of 2010	$82,851,104

*unaudited

e. Information Concerning Major Stockholders

As of October 31, 2011, all the outstanding interests of the Investment Management Company were indirectly owned by Putnam Investments, LLC. See subsection c. above.

(D) OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION WHERE ESTABLISHED:

(1) Form of the Fund

Putnam Europe Equity Fund is a Massachusetts business trust organized on November 10, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees of the Fund (the “Trustees”) may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's Class M shares are currently offered in Japan. Sales charges in the United States may differ. Japanese investors should rely on this Securities Registration Statement, and not any sales literature information provided for use by U.S. investors. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes (and of class M shares offered in Japan and the United States) will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years. The most recent shareholder meeting was in 2009.

The Fund is a “diversified” investment company under the 1940 Act. This means that, among other things, with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer’s securities declines.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shareholders’ shares without the shareholder’s permission and send the shareholder the proceeds after providing the shareholder with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(2) Governing Laws

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended (the “1933 Act”), and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended (the “Code”).

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the United States:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The 1933 Act, regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a "regulated investment company" for United States federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

(E) OUTLINE OF DISCLOSURE SYSTEM:

(1) Disclosure in United States:

(i) Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the 1940 Act. The Fund also files certain additional information periodically with the SEC on Forms N-Q, N-PX, N-CSR and N-SAR.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure system concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan (EDINET), etc.

The Sales Handling Company of the Shares shall deliver to the investors Mandatory Prospectuses” (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. In addition, the Sales Handling Company of the Shares shall deliver to the investors Prospectuses on Request” (Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if they request them, in accordance with the stipulation of the Financial Instruments and Exchange Law. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who so desire on EDINET, etc.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Investment Management Company conducts the business of offering for sale of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951, as amended) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Investment Management Company amends the Agreement and Declaration of Trust of the Fund, etc., it must file in advance the details of such amendment and the reasons for the amendment, etc. with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and reasons therefore, etc. before such amendment.

The Japanese shareholders will be notified of changes in material facts which would change their position, including notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

(F) OUTLINE OF THE SUPERVISORY AUTHORITY:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of broker, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.

2. INVESTMENT POLICY

(A) Basic Policy for Investment:

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in common stocks issued by European companies. Under normal circumstances, the Investment Management Company invests at least 85% of the Fund’s net assets in European companies and at least 80% of the Fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. To determine whether a company is European, the Investment Management Company looks at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives a majority of its revenues or profits.

(B) Objectives in which Investment is made:

The Investment Management Company invests mainly in common stocks (growth or value or both) of large and midsize European companies that are believed to have favorable investment potential. The Investment Management Company may purchase stocks of companies with stock prices that reflect a lower value than that which the Investment Management Company places on the company. Also considered are other factors the Investment Management Company believes will cause the stock price to rise. The Fund invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe. The Investment Management Company may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

(C) Management Structure of the Fund:

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders. The Sub-Advisory Company is ultimately managed by its managing members.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its manager. The basis for the Trustees’ approval of the Management Contract, Sub-Management Contract and Sub-Advisory Contract is discussed in the Fund’s annual report to shareholders dated 6/30/11 and filed with the SEC.

The Investment Management Company has retained its affiliate Putnam Investments Limited, the Sub-Investment Management Company, to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.35% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

The Investment Management Company and the Sub-Investment Management Company have retained their affiliate The Putnam Advisory Company, LLC (the Sub-

Advisory Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company or the Sub-Investment Management Company, as applicable The Investment Management Company or the Sub-Investment Management Company, as applicable (and not the Fund), will pay a quarterly sub-advisory fee to the Sub-Advisory Company for its services at the annual rate of 0.35% of the average aggregate net asset value of any Fund assets managed by the Sub-Advisory Company. The Sub-Advisory Company, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, professionals of the Investment Management Company who are based in foreign jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year.

The officer of the Investment Management Company identified below is primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio Manager	Joined	Employer	Positions Over Past Five Years
	Fund

Simon Davis	2006	Putnam Investments Limited	Co-Head of International Equities
			Previously, Head of International Large Cap
		2000- Present	Equities and Chief Investment Officer,
			International Core Team.

Compensation of investment professionals.

The Investment Management Company’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Lipper European Region Funds Category, which is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the Fund owned by the portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $10,001 - $50,000.

Structure of Fund Management:

As described above, the Fund will invest mainly in stocks issued by European companies. The Investment Management Company shall faithfully carry out the stated investment objectives of the Fund. In accordance with the 1940 Act, the Fund has “fundamental” investment restrictions governing certain of its investment practices, as described on page [32].

(a) Investment Team

Simon Davis is co-Head of International Equities and Portfolio Manager for the European Core Equity portfolios. Mr. Davis is supported by the Investment Management Company’s Large Cap Equity research team. The Investment Management Company employs a hybrid research structure where coverage is determined through a combination of region and sector. Some companies are more sensitive to global industry trends (materials, technology, energy, and health care) while others require a greater degree of localized analysis (consumer staples, consumer discretionary, financials, industrials, telecommunication service, and utilities). Mr. Davis and the Investment Management Company’s team of dedicated European equity research analysts are based in London. In addition, Mr. Davis can leverage the expertise of the Investment Management Company’s Quantitative team, Dedicated Emerging Markets team, European High Yield team, International Economists, International Growth & Value teams, Global Equity team, Global Asset Allocation team, and Currency Management team. These teams provide valuable macroeconomic insights to the portfolio manager. As lead portfolio manager, Mr. Davis has ultimate decision-making authority over the European Core Equity portfolios.

(b) Investment Process

The portfolio manager seeks to achieve an attractive absolute rate of return through an actively managed portfolio of European companies. Investment is sought primarily in companies domiciled in the developed economies within Europe, but limited investments may be made in emerging markets. The portfolio manager/the Investment Management Company utilizes a bottom-up stock selection driven process which seeks to identify significantly mispriced companies using a number of proprietary valuation tools, with a focus on understanding downside risk. The portfolio manager/the Investment Management Company integrates qualitative and quantitative techniques to attempt to achieve maximum return potential within clients' risk parameters.

As mentioned above, the Investment Management Company selects stocks through a bottom-up process, utilizing our valuation approach to identify significantly mispriced companies. The portfolio manager/the Investment Management Company believes that price discrepancies occur between the underlying worth of a company (which tends to change slowly over time) and the company's stock price (which tends to fluctuate frequently over the shorter term). Our expertise is in identifying stocks selling for less than their real or relative worth regardless of the type of company (i.e., growth, cyclical, or mature), which may potentially generate excess returns regardless of the current market environment. Our "valuation" is the hallmark of the Investment Management Company’s core approach, allowing us to set a target price for each stock, purchase the security at a discount if one exists, and enforce our sell discipline.

The Investment Management Company utilizes a risk-controlled approach in constructing portfolios. The overall objective of portfolio construction is to build a portfolio of 50-80 stocks with significant valuation upside as well as to reflect the attractiveness of both sectors and countries. The portfolio manager continually reviews the weighting and risk position of each stock in the portfolio and confirms that it is consistent with stock conviction. "What-if" analysis is also conducted on newly rated or recently reviewed stocks, to assess whether potential trades will enhance returns in the portfolio. In this manner, the portfolio manager compares potential new high conviction ideas to existing holdings in order to ensure that the portfolio contains the Investment Management Company's best European stock ideas. The portfolio manager/the Investment Management Company aims to take the most risk where The portfolio manager/the Investment Management Company has the greatest alpha insight –generally this means at the stock selection level. Sector and country positioning are an outcome of this.

(c) Management of Fund Business

Performance & Analytics Team

Independently from the Investment Division, the Performance & Analytics Team executes performance measurement of the Fund, and reports up to Chief of Operations.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk & Portfolio Analysis Group

The Investment Management Company has also established an independent Risk & Portfolio Analysis Group (“RPAG”). RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors and contracts across the Investment Management Company’s investment activities. RPAG and its head do not have direct responsibility for the management of client portfolios. This organizational structure facilitates an unbiased assessment of risk.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to senior management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but also other key areas such as distribution/sales and operations) are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (including the Investor Servicing Agent, Custodian and Sub-Accounting Agent, and Principal Underwriter) are monitored by the Investment Management Company, through each contract with the relevant third-party provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(D) Distribution Policy:

The Fund normally distributes any net investment income and any net realized capital gains annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. The payment to Japanese investors may be made, in principle, in accordance with the record date in December each year by SMBC Friend.

(Note) The above statement will not guarantee the payment of future distributions, if any, or the amount thereof.

(E) Restrictions on Investment:

Except as otherwise specifically designated, the investment restrictions described in this document are not fundamental investment restrictions.

The Trustees may change any non-fundamental restrictions without shareholder approval.

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign (non-U.S.) exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund’s fundamental policy on industry concentration (#8 above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them. Industry categories and issuer assignments may change over time in the Investment Management Company’s discretion and may differ from those shown in shareholder reports and other communications.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan and such standards are required as a condition of such offer for sale, comply with the following standards of selection of the Japan Securities Dealers Association:

(a) The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable;

(b) The Fund will not borrow money in excess of 10% of the value of its total assets;

(c) The Fund will not make short sales of securities in excess of the Fund’s net asset value; and

(d) The Fund will not together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(A) INVESTMENT RISKS:

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund's goal by investing mainly in common stocks issued by European companies. Under normal circumstances, the Investment Management Company invests at least 85% of the Fund’s net assets in European companies and at least 80% of the Fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. To determine whether a company is European, the following factors are looked at: where the company's securities trade, where the company is located or organized, or where the company derives a majority of its revenues or profits.

Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock's value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks – Stocks of companies the Investment Management Company believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Management Company’s assessment of the prospects for a company’s earnings growth is wrong, or if the Investment Management Company’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Investment Management Company has placed on it.

Value stocks – Companies whose stocks the Investment Management Company believes are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Management Company’s assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the Investment Management Company has placed on it.

Non-U.S. investments. Non-U.S. investments involve certain special risks, including:

- Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. Dollar.

- Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, direct or indirect impact of sovereign debt default, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

- Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most publicly-traded U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

- Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments which means we may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund's non-U.S. investments.

- Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. Emerging markets countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets countries may be more volatile and less liquid than U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.

Geographic focus. Developments in European economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. This risk may be heightened by efforts of the member countries of the European Union to continue to unify their economic and monetary policies, which may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, certain non-U.S. currency transactions, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use foreign currency transactions to increase or decrease the Fund’s exposure to a particular currency or group of currencies. The Fund may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, the Fund may also choose not to use derivatives, based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Fund’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the Fund’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Risks of investing in Europe. Investing in Europe involves risks not typically associated with investments in the United States.

A majority of western European countries and a number of eastern European countries are members of the European Union (EU), an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (EMU) (the European Union members that have adopted the euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. As a condition to adopting the euro, EU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. As economic conditions across member states may vary widely, it is possible that these controls may not adequately address the needs of all EMU member states from time to time. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their economic strength.

Investing in euro-denominated securities risks exposure to a currency that may not fully reflect the strengths and weaknesses of disparate European economies. Many EU economies rely heavily upon export-related businesses and the exchange rate between the euro and the U.S. dollar or other foreign currencies may positively or negatively impact corporate profits and the performance of EU investments. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. Securities markets of emerging market economies may be less efficient and may have lower trading volume, lower liquidity, and higher volatility than more developed markets. Many eastern European economies remain particularly sensitive to social, political, and economic conditions within the region and may, in particular, be adversely affected by events in Russia, including changes to the Russian economy or currency. Many eastern European countries are also highly dependent on exports to western Europe, making them particularly vulnerable to demand in western Europe.

The impact of the global economic crisis of 2008–2009 was significant in Europe, and a renewed recession in Europe or in other parts of the world could have a substantial impact on access to credit, export levels, and consumer demand in the region. Although Europe has recently shown limited signs of recovery, any recovery, if sustained, may be gradual. Despite modest recovery among some developed European economies, European countries with less-developed economies are generally less stable, may have been more impacted by the global economic crisis, and may recover less quickly. Several economies—including those of Greece, Italy, Spain, Portugal, and the Republic of Ireland— have recently experienced large public budget deficits and large levels of public debt, which has undermined investor confidence in European sovereign debt and which may further slow the recovery of the region as a whole. Several countries have sought and may continue to seek financial assistance from other European governments or private institutions, and any such assistance may be conditioned on a country meeting certain objectives. A country’s inability to procure adequate financial assistance or failure to meet the objectives upon which such assistance is conditioned could impair the country’s economic recovery, which could significantly affect the value of a fund’s European investments.

In response to the crisis, many countries in Europe have increased regulation of financial markets. As a condition of receiving financial assistance, some European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. Additional regulation is expected in the near future and may be substantial, although the exact nature, duration and effect of this regulation remains unknown. It is possible that such regulation could negatively impact the European economies and the performance of a fund’s European investments.

Some European countries have experienced and may continue to experience protests and other forms of political or social unrest as a result of public dissatisfaction with high unemployment rates, newly-imposed austerity measures and other lingering effects of the global economic crisis. Continued political or social unrest in the region may decrease tourism, lower consumer confidence, or otherwise impede financial recovery in Europe, which may in turn affect the Fund’s investments in the region.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments. The Fund may also loan its portfolio securities to earn income. These practices may be subject to other risks.

Alternative strategies. At times the Fund may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily invest some or all of the Fund’s assets using alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, the Fund may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund’s Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio turnover rate. The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

(B) MANAGEMENT STRUCTURE FOR INVESTMENT RISKS:

The risks associated with the Fund described above are monitored by the Investment Management Company and, from time to time, by the Sub-Investment Management Company and the Sub-Advisory Company.

Risk & Portfolio Analysis Group

The Investment Management Company has also established an independent RPAG. RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors across the Investment Management Company’s investment activities. RPAG and its head do not have direct responsibility for the management of client portfolios. This organizational structure facilitates an unbiased assessment of risk.

4. FEES AND TAX

(A) Sales Charge:

Class M Shares:

Sales charge (in Japan) is 3.675% (3.50% without a consumption tax) of the net asset value.

Note: 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounding to three decimal places will be retained by the Principal Underwriter.

Note: A consumption tax shall be added to the sales charge.

(B) Repurchase Charge:

Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge.

(C) Management Fee:

(a) Management Fee:

The Fund pays a monthly base fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding Fund assets that are invested in other Putnam funds).

The Fund's monthly base fee is increased or reduced by a performance adjustment. The amount of the performance adjustment will be calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the Fund’s annualized performance (measured by the Fund’s class A shares) and the annualized performance of the MSCI Europe Index (ND), each measured over the performance period.

The performance period is the thirty-six month period then ended or, if shorter, the period from the date the management contract became effective (January 1, 2010) to the end of the month for which the fee adjustment is being completed. The performance adjustment rate is multiplied by the Fund’s average net assets over the performance period, divided by twelve and added to, or subtracted from, the base fee for that month. The maximum annualized performance adjustment rate is 0.15%.

Base fee

0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.800% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.750% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.700% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.650% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.630% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.620% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.615% of any excess thereafter.

Benchmark	Maximum Performance Adjustment Rate

MSCI Europe Index (Net Dividends)*	0.15%

*MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to non-U.S. non-resident institutional investors that do not benefit from double taxation treaties. The Investment Management Company believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

The monthly base fee is determined based on the Fund’s average net assets for the month, while the performance adjustment will be determined based on the Fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the Fund underperforms significantly over the performance period, and the Fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, the Investment Management Company would make a payment to the Fund.

Under the Fund’s prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.80% of the first $500 million of average net assets;

0.70% of the next $500 million of average net assets;

0.65% of the next $500 million of average net assets;

0.60% of the next $5 billion of average net assets;

0.575% of the next $5 billion of average net assets;

0.555% of the next $5 billion of average net assets;

0.54% of the next $5 billion of average net assets; and

0.53% of any excess thereafter.

The Fund paid the Investment Management Company a management fee (after any applicable waivers or performance adjustments) of 0.72% of average net assets for the Fund’s last fiscal year. The Investment Management Company's address is One Post Office Square, Boston, MA 02109.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

		Amount of
	Management fee	management fee	Amount management fee would have been
Fiscal year	paid	waived	without waivers
2011	$1,430,776	$0	$1,430,776
2010	$1,570,396	$40,424	$1,610,820
2009	$1,536,870	$314,140	$1,851,010

Investment in Putnam Money Market Liquidity Fund

The Fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by the Investment Management Company. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the Fund are recorded as interest income in the Statement of operations and totaled $1,269 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $63,257,498 and $61,924,769, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by the Investment Management Company.

In addition to the fee paid to the Investment Management Company, the Fund reimburses the Investment Management Company for the compensation and related expenses of certain officers of the Fund and their assistants who provide certain administrative services for the Fund and the other funds managed by the Investment Management Company, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

(b) Sub-Investment Management Company Fee

The Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.35% of the average aggregate net asset value of any Fund assets managed by Sub-Investment Management Company.

(c) Sub-Advisory Company Fee

The Investment Management Company or the Sub-Investment Management Company, as applicable (and not the Fund), pays a quarterly sub-advisory fee to the Sub-Advisory Company for its services at the annual rate of 0.35% of the average aggregate net asset value of any Fund assets managed by the Sub-Advisory Company.

(d) Charges of the Investor Servicing Agent

The Fund will pay to the Investor Servicing Agent a monthly fee, paid as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on the Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Through at least June 30, 2012, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund’s average assets.

During the 2011 fiscal year, the Fund incurred $655,617 in fees for investor servicing provided by the Investor Servicing Agent.

(e) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.75% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including payments to dealers mentioned below. Payments to dealers are subject to the continuation of the Class M distribution plan and the terms of an agreement between SMBC Friend and the Principal Underwriter.

The payments to dealers are based on the average net asset value of Class M shares attributable to shareholders for whom SMBC Friend and other dealers are designated as the dealer of record. The Principal Underwriter makes quarterly payments to dealers (including SMBC Friend) at the annual rate of up to 0.25% of the average net asset value of Class M shares.

The Principal Underwriter also pays to SMBC Friend and other dealers, as additional compensation with respect to the sale of Class M shares, 0.65% of such average net asset value of Class M shares.

For the fiscal year ending on June 30, 2011, the Fund paid fees under the distribution plan of $27,829 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2011, including compensation of certain Fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $6,295 for fiscal 2011.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2010.

	Dollar range of Putnam Europe	Aggregate dollar range of shares held
Name of Trustee	shares owned	Putnam funds overseen by Trustee
Ravi Akhoury	$1-$10,000	over $100,000
*Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	$50,001-$100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
John A. Hill	$10,001-$50,000	over $100,000
Paul L. Joskow	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000

**Robert L. Reynolds	$1-$10,000	over $100,000

* Ms. Baumann was elected to the Board of Trustees on July 1, 2010.

** Trustee who is an "interested person" (as defined in the 1940 Act) of the fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is the President and Chief Executive Officer of the Investment Management Company and President of your Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met, during the Fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	10
Board Policy and Nominating Committee	8
Brokerage Committee	4
Contract Committee	9
Distributions Committee	8
Executive Committee	2
Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2011, and the fees paid to each Trustee by all of the Putnam funds during calendar 2010:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual benefits
	Aggregate	benefits	from all Putnam	Total compensation
	compensation	accrued as	funds upon	from all Putnam
Trustees/Year	from the Fund	part of Fund	retirement(1)	funds(2)
expenses

Ravi Akhoury/2009	$815	N/A	N/A	$284,500
Barbara M. Baumann/2010
(3)(4)	$719	N/A	N/A	$109,500
Jameson A. Baxter/1994(4)(6)	$815	$384	$110,500	$289,500
Charles B. Curtis/2001	$781	$263	$113,900	$279,500
Robert J. Darretta/2007(4)	$815	N/A	N/A	$289,500
Myra R. Drucker/2004(4)(5)	$618	N/A	N/A	$289,500
John A. Hill/1985(4)(6)	$970	$657	$161,700	$346,063
Paul L. Joskow/1997(4)	$781	$258	$113,400	$289,500
Elizabeth T. Kennan/1992(5)	$79	$511	$108,000	$180,000
Kenneth R. Leibler/2006	$815	N/A	N/A	$289,500
Robert E. Patterson/1984	$815	$374	$106,500	$289,500
George Putnam, III/1984	$815	$347	$130,300	$289,500
W. Thomas Stephens/1997(7)	$815	$285	$107,100	$289,500
Richard B. Worley/2004(5)	$481	N/A	N/A	$279,500
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2010, there were 104 funds in the Putnam family.

(3) Ms. Baumann was elected to the Board of Trustees of the Putnam funds on July 1, 2010.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of June 30, 2011, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baumann - $577; Ms. Baxter - $12,541; Mr. Darretta - $1,155; Ms. Drucker - $4,041; Mr. Hill - $41,616; and Dr. Joskow - $10,494.

(5) Dr. Kennan, Mr. Worley, and Ms. Drucker retired from the Board of Trustees of the Putnam funds on June 30, 2010, December 14, 2010, and January 30, 2011, respectively. Upon Dr. Kennan's retirement, she became eligible to receive annual retirement benefit payments from the funds commencing on January 15, 2011.

(6) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Putnam funds. Ms. Baxter replaced Mr. Hill as Chair, Board of Trustees of Putnam funds on July 1, 2011.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Reynolds is an "interested person" of the Fund, the Investment Management Company and/or the Principal Underwriter.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of Fund securities. The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal year	Brokerage commissions

2011	$316,242
2010	$634,880
2009	$515,236

The brokerage commissions for the Fund’s 2011 fiscal year were lower than the brokerage commissions for the Fund’s 2010 fiscal year due primarily to decreased turnover.

At the end of fiscal 2011, the Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Credit Suisse Group	$2,288,630
HSBC Holdings PLC	$1,919,643

The Fund has entered into an arrangement with the Investor Servicing Agent. whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. The Fund also reduced expenses through brokerage service arrangements. For the fiscal year ending June 30, 2011, before the above noted expense reductions, the Fund's total other expenses were $202,288 including payments under its distribution plan but excluding Management Fees, investor servicing agent expenses and custodian expenses.

(E) Tax Treatment of Shareholders in Japan:

As of November 30, 2011, the tax treatment of Shareholders in Japan shall be as follows:

(1) Shares may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2) Distributions to be made by the Fund will be treated as ordinary distributions made by publicly offered, domestic share investment trusts.

(3) Distributions of the Fund to be paid to Japanese individual Shareholders are subject to tax concerning distributions from the Listed Shares etc. (which means those listed shares etc. provided for in the Special Taxation Measures Law, hereinafter the same), and withholding tax at 10% (7% income tax and 3% residential tax) will be levied (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2014). Although Japanese individual Shareholders may file a tax declaration by selecting either consolidated tax treatment or self-assessed separate taxation treatment (the same taxation rate as the withholding taxation rate will apply when self-assessed separate taxation treatment is selected), no additional tax will be levied in addition to withholding tax when non tax declaration treatment is selected.

When self-assessed separate taxation treatment is selected or distributions from the Fund are received in a withholding tax selected account, distributions may be set off against transfer losses from the Listed Shares etc. (including carried over losses).

(4) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate Shareholders are subject to withholding tax at 7% (income tax only) (the taxation rate will be 15% on and after January 1, 2014). The provisions of Japanese tax laws allowing to make certain deductions from taxable income do not apply.

(5) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, for distributions with respect to taxable years of the Fund beginning before January 1, 2012, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the Code will generally not be subject to withholding of United States federal income tax. Shareholders should consult their own tax advisor to determine the suitability of Shares of the Fund as an investment.

(6) When Japanese individual Shareholders transfer their Shares by requesting repurchase or other method, the transfer profits are subject to tax concerning transfer profits from the Listed Shares etc., and the transfer profits or losses of Shares, which is the amount (in Yen) of the transfer price of the Shares minus the Shareholder’s acquisition cost (in Yen) (hereinafter the same), will be subject to withholding tax at 10% (7% income tax and 3% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2014). When a tax declaration is filed concerning transfer profits or losses of Shares, the transfer profits or losses is subject to self-assessed separate taxation treatment and the same taxation rate as the withholding taxation rate will apply. When non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

Transfer losses or profits may be set off against transfer profits or losses from other shares etc. (transfer profits or losses may be set off against transfer profits or losses from other than the Listed Shares etc. only when a tax declaration is filed concerning transfer profits or losses of Shares) and distribution income from the Listed Shares etc. (only when a tax declaration is filed concerning transfer profits or losses of Shares or distributions of the Fund are received in withholding tax selected account). When self-assessed separate taxation treatment is selected, losses may be carried over for three years from the following year.

(7) When individual Shareholders receive redemption of the Fund, the same tax treatment as discussed in paragraph (6) will apply.

(8) In certain cases, a report of payments will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual Shareholders.

This Fund will be treated as a publicly offered, foreign share trust under the tax law; provided, that there is a possibility that other treatment may apply due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

			(As of the end of October 2011)

				Investment
Types of Assets	Issue Country		Total USD	Ratio (%)

Common Stock	United Kingdom		$62,767,594	39.20
	France		28,585,883	17.85
	Germany		25,163,173	15.71
	Switzerland		12,879,540	8.04
	Belgium		5,509,923	3.44
	Ireland		4,370,543	2.73
	Russia		3,584,610	2.24
	Netherlands		3,515,489	2.20
	Norway		2,212,255	1.38
	Finland		1,585,524	0.99
	Spain		1,541,258	0.96
	Israel		1,527,790	0.95
	Italy		1,506,820	0.94
	Poland		1,250,072	0.78
	Canada		1,187,983	0.74

Sub-total			$157,188,457	98.16

Convertible bonds and notes	United Kingdom		416,478	0.26

Short-term investments	United States		1,069,704	0.67

Cash, Deposit and Other
Assets (After deduction of liabilities)			1,465,245	0.91

Total			$160,139,884	100.00
(Net Asset Value)		JPY	12,450,875,981

Note: The Investment Ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(2) Investment Assets

(A) Names of Major Portfolio Holdings

							(As of the end of October 31, 2011)

				Quantity		U.S. Dollar			Invest-
				(Number of	Acquisition Cost		Current Value		ment
No.	Name of Issue	Country of issue	Industry	Shares)	per Share	Total	per Share	Total	Ratio (%)

1.									4.38
	Royal Dutch Shell PLC Class A	United Kingdom	Oil, gas, and consumable fuels	198,613	$ 31.25	$ 6,206,921	$ 35.32	$ 7,014,905

									3.77
2.	Total SA	France	Oil, gas, and consumable fuels	115,473	60.79	7,019,433	52.29	6,038,485

3.	Novartis AG	Switzerland	Pharmaceuticals	103,781	57.72	5,989,957	56.49	5,862,860	3.66

4.			Wireless telecommunication						3.50
	Vodafone Group PLC	United Kingdom	services	2,022,533	2.57	5,190,308	2.77	5,609,056

5.	Sanofi	France	Pharmaceuticals	71,531	77.68	5,556,805	71.58	5,120,425	3.20

6.	Rio Tinto PLC	United Kingdom	Metals and mining	89,480	56.14	5,023,719	54.07	4,838,491	3.02

7.	Anheuser-Busch InBev NV	Belgium	Beverages	72,670	52.48	3,813,446	55.52	4,034,603	2.52

8.	British American Tobacco (BAT)								2.49
	PLC	United Kingdom	Tobacco	87,104	44.93	3,913,204	45.76	3,986,079

9.									2.41
	Siemens AG	Germany	Industrial conglomerates	36,751	94.81	3,484,365	104.81	3,851,847

10.									2.29
	BG Group PLC	United Kingdom	Oil, gas, and consumable fuels	169,148	18.66	3,157,143	21.67	3,665,583

11.	BASF SE	Germany	Chemicals	50,155	61.47	3,083,170	72.68	3,645,105	2.28

12.			Textiles, apparel, and luxury						2.07
	Christian Dior SA	France	goods	23,471	78.64	1,845,734	141.05	3,310,551

13.	Reckitt Benckiser Group PLC	United Kingdom	Household products	57,600	35.19	2,026,815	51.29	2,954,488	1.84

14.	Kerry Group PLC Class A	Ireland	Food products	76,860	30.94	2,377,874	37.27	2,864,589	1.79

15.	Centrica PLC	United Kingdom	Multi-utilities	603,291	4.54	2,738,575	4.74	2,857,302	1.78

16.									1.77
	Carillion PLC	United Kingdom	Construction and engineering	512,218	5.35	2,740,964	5.53	2,833,683

17.									1.76
	ING Groep NV GDR	Netherlands	Diversified financial services	326,588	9.91	3,235,697	8.63	2,820,058

18.	Kingfisher PLC	United Kingdom	Specialty retail	668,993	3.85	2,572,664	4.14	2,766,679	1.73

19.									1.72
	Scottish and Southern Energy PLC	United Kingdom	Electric utilities	127,957	21.99	2,813,471	21.49	2,749,949

20.									1.64
	Kabel Deutschland Holding AG	Germany	Media	46,334	35.39	1,639,919	56.82	2,632,565

21.	Deutsche Post AG	Germany	Air freight and logistics	171,915	15.89	2,731,970	15.18	2,609,538	1.63

22.	Swiss Re AG	Switzerland	Insurance	47,302	43.63	2,063,610	54.70	2,587,238	1.62

23.	Prudential PLC	United Kingdom	Insurance	246,898	9.67	2,386,560	10.34	2,554,063	1.59

24.	Porsche Automobil Holding SE								1.53
	(Preference)	Germany	Automobiles	41,997	62.32	2,617,122	58.35	2,450,644

25.	SAP AG	Germany	Software	40,282	57.08	2,299,281	60.26	2,427,380	1.52

26.									1.48
	WM Morrison Supermarkets PLC	United Kingdom	Food and staples retail	488,652	4.96	2,424,455	4.84	2,364,638

27.	BNP Paribas SA	France	Commercial banks	53,170	87.98	4,677,957	44.34	2,357,507	1.47

28.	DnB NOR ASA	Norway	Commercial banks	191,296	13.50	2,581,756	11.56	2,212,255	1.38

29.	Nestle SA	Switzerland	Food products	37,513	30.94	1,160,522	57.87	2,170,867	1.36

30.	Barclays PLC	United Kingdom	Commercial banks	692,180	4.50	3,111,952	3.09	2,140,036	1.34

(B) Investment Real Estate

Not applicable

(C) Other Major Investment Assets

Not applicable

(3) Results of Past Operations

(i) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of October 2011 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	USD	JPY
	(thousands)	(millions)	USD	JPY

8th Fiscal Year	34,312	2,668	16.46	1,280
(June 30, 2002)

9th Fiscal Year	34,460	2,679	14.68	1,141
(June 30, 2003)

10th Fiscal Year	24,410	1,898	17.84	1,387
(June 30, 2004)

11th Fiscal Year	15,227	1,184	20.61	1,602
(June 30, 2005)

12th Fiscal Year	14,097	1,096	25.38	1,973
(June 30, 2006)

13th Fiscal Year	14,075	1,094	33.23	2,584
(June 30, 2007)

14th Fiscal Year	7,551	587	23.07	1,794
(June 30, 2008)

15th Fiscal Year	3,683	286	14.96	1,163
(June 30, 2009)

16th Fiscal Year	3,250	253	15.65	1,217
(June 30, 2010)

17th Fiscal Year	3,751	292	21.26	1,653
(June 30, 2011)

2010 End of November	3,483	271	18.40	1,431
December	3,763	293	19.64	1,527
2011 End of January	3,790	295	20.37	1,584
February	3,836	298	20.87	1,623
March	3,787	294	20.66	1,606
April	4,069	316	22.30	1,734
May	3,864	300	21.52	1,673
June	3,751	292	21.26	1,653
July	3,591	279	20.52	1,595
August	3,115	242	18.31	1,424
September	2,703	210	16.07	1,249
October	3,007	234	17.96	1,396

(ii) Record of Distributions Paid Class M Shares

Period		Amount of Dividend paid per Share

	Income		Capital Gains

	USD	JPY	USD	JPY

8th Fiscal Year (7/1/01-6/30/02)	$0.0120	0.93	$-	-

9th Fiscal Year (7/1/02-6/30/03)	$0.1270	9.87	$-	-

10th Fiscal Year (7/1/03-6/30/04)	$0.2040	15.86	$-	-

11th Fiscal Year (7/1/04-6/30/05)	$0.0920	7.15	$-	-

12th Fiscal Year (7/1/05-6/30/06)	$0.1520	11.82	$-	-

13th Fiscal Year (7/1/06-6/30/07)	$0.3810	29.62	$0.0920	7.15

14th Fiscal Year (7/1/07-6/30/08)	$0.2560	19.90	$5.1400	399.64

15th Fiscal Year (7/1/08-6/30/09)	$-	-	$-	-

16th Fiscal Year (7/1/09-6/30/10)	$0.0050	0.39	$-	-

17th Fiscal Year (7/1/10-6/30/11)	$0.2680	20.84	$-	-

Note: Record of distribution paid from December 2001 to December 2010 are as follows:

	Dividend		NAV per Share

Ex-dividend Date	USD	Yen	USD

2001 December 20	$0.0120	0.93	$16.78
2002 December 20	$0.1270	9.87	$13.61
2003 December 18	$0.2040	15.86	$17.20
2004 December 21	$0.0920	7.15	$20.31
2005 December 20	$0.1520	11.82	$22.65
2006 December 19	$0.4730	36.78	$29.70
2007 December 20	$5.3960	419.54	$25.43
2008 December 20	$0.0000*	0.00	$14.17
2009 December 18	$0.0050	0.39	$18.50
2010 December 17	$0.2680	20.84	$19.41

*Due to an absence of capital gains, the fund did not have a year-end distribution.

(iii) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

Period	*Return Rate (%)

6th Fiscal Year (7/1/99 - 6/30/00)	23.58

7th Fiscal Year (7/1/00 - 6/30/01)	-23.67

8th Fiscal Year (7/1/01 - 6/30/02)	-10.43

9th Fiscal Year (7/1/02 - 6/30/03)	-9.98

10th Fiscal Year (7/1/03 - 6/30/04)	22.97

11th Fiscal Year (7/1/04 - 6/30/05)	16.05

12th Fiscal Year (7/1/05 - 6/30/06)	23.97

13th Fiscal Year (7/1/06 - 6/30/07)	33.02

14th Fiscal Year (7/1/07 - 6/30/08)	-15.84

15th Fiscal Year (7/1/08 - 6/30/09)	-35.15

16th Fiscal Year (7/1/09 – 6/30/10)	4.64

17th Fiscal Year (7/1/10 – 6/30/11)	37.72

*Return Rate (%) ={[ [ Ending NAV * A] ] / Beginning NAV] – 1}*100

“A” shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that “Beginning NAV” means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and “Ending NAV” means net asset value per share at the end of the relevant fiscal year.

(4) RECORD OF SALES AND REPURCHASES

Record of sales and repurchases during the following fiscal years and number of outstanding shares of the Fund as of the end of such fiscal years is as follows:

Class M Shares

	Number of	Number of Shares	Number of
	Shares Sold	Repurchased	Outstanding Shares

8th Fiscal Year	1,887,774	2,744,994	2,084,969
(7/1/01-6/30/02)	(578,170)	(988,910)	(1,029,940)

9th Fiscal Year	1,349,870	1,087,895	2,346,944
(7/1/02-6/30/03)	(1,292,000)	(718,590)	(1,603,350)

10th Fiscal Year	1,465,099	2,443,954	1,368,089
(7/1/03-6/30/04)	(1,433,760)	(2,129,810)	(907,300)

11th Fiscal Year	107,507	736,852	738,744
(7/1/04-6/30/05)	(14,110)	(588,210)	(333,200)

12th Fiscal Year	114,407	297,760	555,391
(7/1/05-6/30/06)	(90,800)	(197,310)	(226,690)

13th Fiscal Year	95,210	227,023	423,578
(7/1/06-6/30/07)	(60,410)	(169,660)	(117,440)

14th Fiscal Year	85,420	181,655	327,343
(7/1/07-6/30/08)	(29,380)	(66,910)	(79,910)

15th Fiscal Year	3,099	84,208	246,234
(7/1/08-6/30/09)	(0)	(15,680)	(64,230)

16th Fiscal Year	68,370	106,955	207,649
(7/1/09-6/30/10)	(66,030)	(64,800)	(65,460)

17th Fiscal Year	8,350	39,573	176,426
(7/1/10-6/30/11)	(5,080)	(16,670)	(53,870)

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Number of Shares Sold includes shares issued in connection with reinvestment of distributions.

II. MANAGEMENT AND ADMINISTRATION

1. PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC.:

a. Purchases in the United States

Investors residing in the United States can open a fund account with as little as $500. The minimum investment is waived if the investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from a bank checking or savings account. Although the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or the Investor Servicing Agent generally must receive their completed buy order before the close of regular trading on the NYSE for investors’ shares to be bought at that day's offering price.

If investors participate in a retirement plan that offers the Fund, they should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Investor Servicing Agent may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, U.S. Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares

Once investors residing in the United States have an existing account, they can make additional investments at any time in any amount in the following ways:

- Through a financial representative

An investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge for his or her services.

- Through Putnam’s Systematic Investing Program

Investors can make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account.

- Via the Internet or phone

If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

- By mail

An investor may also request a book of investment stubs for the investor’s account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to the Investor Servicing Agent.

- By wire transfer.

An investor may buy Fund shares by bank wire transfer of same-day funds. An investor should call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investor’s bank may charge for wiring same-day funds. Although the Fund’s designated bank does not currently charge for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge of up to 3.50% (sales charges may differ for shares purchased in Japan)

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.65% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares*

	Sales charge as a percentage of:

Amount of purchase at offering	Net amount	Offering price
price ($)	invested	**

Under 50,000	3.63%	3.50%

50,000 but under 100,000	2.56	2.50

100,000 but under 250,000	1.52	1.50

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Sales charges may differ for shares purchased in Japan

** Offering price includes sales charge.

Distribution and service (12b-1) plans

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase your Fund expenses.

The Fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.75% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investment.

Payments to dealers

If an investor purchases shares through a dealer, the dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading (D) FEES AND EXPENSES in 12, Part I of the SRS.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by an investor or the Fund as shown under the heading (D) FEES AND EXPENSES in 12, Part I of the SRS.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (“NASD”) (as adopted by The Financial Industry Regulatory Authority (FINRA)) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the Fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal year 2011 the Principal Underwriter received $3,795 in sales charges for Class M Shares, of which it retained $548. For the fiscal year 2011, the Fund received no monies in contingent deferred sales charges for Class M shares.

b. Sales in Japan

It is agreed and understood that the shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any “U.S. Person”, as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Agreement (as defined below) but may not purchase additional shares from the Distributor in Japan.

A “U.S. Person” means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the laws of the United States or any of its political subdivisions; and (3) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the “United States” means the Unites States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any day that is both a Fund Business Day and any business day of securities companies in Japan during the Subscription Period mentioned in "7. Period of Subscription, Part I Information Concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information Concerning Securities" of the relevant securities registration statement. The Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Agreement") and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares. Purchases may be made in integral multiples of 10 shares.

The issue price for shares shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Fund Business Day after and including the Trade Day. The sales charge applicable to Class M Shares in Japan shall be 3.675% (3.5% without a consumption tax) of the net asset value of such shares. From such amount, 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounded to three decimal places shall be retained by the Principal Underwriter of the Fund.

The investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a Trade Balance Report on the Shares. In such case payment shall be made in Yen in principle and the applicable exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the applicable Trade Day, which shall be determined by such Sales Handling Company. The payment may be made in U.S. Dollars to the extent that the Sales Handling Company can agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" contained in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2. PROCEDURES FOR REPURCHASE OF SHARES, ETC.:

a. Repurchase or exchange in the United States

Investors residing in the United States can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund. (See Policy on excessive short-term trading later in this section regarding sales or exchanges made within 90 days of purchase.) If an investor redeems shares shortly after purchasing them, the redemption payment may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors residing in the United States If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon whether the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor has exchanged shares that would result in the investor paying the highest deferred sales charge applicable to the investor’s class of shares. For purposes of computing the deferred sales charge, the length of time the investor has owned the shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor’s financial representative

An investor’s representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. An investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund

The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee.

By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor’s letter of instruction.

By telephone

An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for an investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet

An investor may also exchange shares via the Internet at putnam.com/individual.

Shares held through an employer’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or the investor's legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, investors are asked to contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject an investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representatives or the Investor Servicing Agent for prospectuses of other Putnam funds. Some Putnam funds are not available in all states in the United States.

Payment Information

The Fund generally sends an investor payment for the investor's shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading

Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

Because the Fund invests primarily in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When the Fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities, including below-investment-grade bonds.

Fund policies

In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management

Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Short-term trading fee

The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 90 days or less (including if the investor purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to off-set brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions from certain wrap accounts or automatic rebalancing arrangements with respect to which the Principal Underwriter and a dealer have entered into an agreement. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by the Investment Management Company, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund’s short term trading fee.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, provided the request is received before the close of regular trading on the NYSE. The payment of the price shall be made in Yen through the Sales Handling Company pursuant to the Account Agreement or, if the Sales Handling Company agrees, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(Any repurchase charges including the Fund’s short-term trading fee will not be imposed on shareholders whose shares are held through SMBC Friend under the Account Agreement in Japan.)

c. Suspension of Repurchase

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3. OUTLINE OF MANAGEMENT , ETC. OF ASSETS:

(1) Valuation of Assets:

The Fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following U.S. holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. New York time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by some of the funds may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. Dollar may affect the Fund’s NAV. Because non-US markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the United States close before the close of the NYSE, and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to assess the fair value of foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by the Fund may be traded in non-U.S. markets that are open for business on days the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund. The value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if (i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody:

Share certificates shall be held by shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese shareholders shall, unless otherwise instructed by the shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. The Sales Handling Company shall deliver to Japanese shareholders a Trade Balance Report on the Shares.

(3) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on June 30.

(5) Miscellaneous:

a. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. How Performance Is Shown:

Fund advertisements may, from time to time, include performance information.

For the one-year, five-year and ten-year periods ended June 30, 2011 the average annual total return for Class M shares was 37.72%, 0.91% and 4.08% before sales charge, respectively. For a portion these periods, the Fund limited expenses, without which returns would have been lower.

e. The Procedures Concerning Amendments, etc. to Bylaws and Agreements Concluded Between the Related Companies:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and the reasons for the amendment, etc. before such amendment.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(iii) Management Contract

The Management Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund,

and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

(iv) Master Custodian Agreement

The Master Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date thereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the funds, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services thereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each fund and the Custodian and in effect immediately prior to the Termination Date.

(v) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six (6) months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities under the Amended and Restated Investor Servicing Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(vi) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement takes effect upon its execution and remains in full force for an initial term of seven (7) years from the date of execution, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. The Agreement shall be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

(vii) Sub-Advisory Contract

The Sub-Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company, the Sub-Investment Management Company, or the Sub-Advisory Company, on thirty (30) days’ written notice. The Sub-Advisory Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund or the termination of the Sub-Investment Management Company’s Sub-Management Contract with the Fund, if, with respect to an allocated sleeve for which the Sub-Investment Management Company has contracted with the Sub-Advisory Company, it terminates. The Sub-Advisory Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Advisory Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a

“majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(viii) Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company or the Sub-Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Management Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(ix) Japan Dealer Sales Contract

Either party to the Contract may terminate the Dealer Sales Contract, without cause, upon thirty (30) days’ written notice to the other party. Either party to the Contract may also terminate the Contract for cause upon the violation by the other party of any of the provisions of the Contract, such termination to become effective on the date such notice of termination is mailed to the other party.

(x) Agent Securities Company Agreement

The Agreement shall be effective until terminated upon notice, thirty (30) days’ prior to the termination date, in writing to the other party to the Agreement, to the addresses listed in the Agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

4. RIGHTS OF SHAREHOLDERS, ETC.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot directly exercise their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Company exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees of the Fund would be elected at least every five years. The most recent shareholder meeting was in 2009.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders will generally receive any distributions from net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in United States

In the United States, there are no foreign exchange control restrictions on remittance of dividends or repurchase money. of the Shares to Japanese shareholders.

(3) Agent in Japan

Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of the public offering as well as for the ongoing disclosure, and the agent with the Financial Services Agency, is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement Proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITION OF THE FUND

1. Financial Statements

[Omitted. Audited financial accounts of the Fund will be incorporated in the Japanese Securities Registration Statement]

2. Current Conditions of the Fund: (a) Statement of Net Assets

			(As of the end of October 2011)

			USD	JPY

				(in thousands)
			(Except for d.)	(Except for d. and e.)

a.	Total Assets		161,133,405	12,528,122

b.	Total Liabilities		993,521	77,246

c.	Total Net Assets		160,139,884	12,450,876
	(a-b)

d.	Total Number of Shares	Class A	7,862,257	Shares
	Outstanding	Class B	241,492	Shares
		Class C	94,371	Shares
		Class M	167,466	Shares
		Class R	10,884	Shares
		Class Y	440,657	Shares

e.	Net Asset Value	Class A	18.19	1,414.27
	per Share (c/d)	Class B	17.34	1,348.19
		Class C	17.77	1,381.62
		Class M	17.96	1,396.39
		Class R	17.96	1,396.39
		Class Y	18.29	1,422.05

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., with an address of One Post Office Square, Boston, MA 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years. The most recent shareholder meeting was in 2009.

3. No special privileges are granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company

i. FUND

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be fewer than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein, (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a

Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk of the Fund whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

(1) Amount of Member’s Equity

a. Amount of Member’s Equity (as of the end of October, 2011):

$ 123,280,085 * (approximately JPY9,585million )

b. Record of Amount of Member’s Equity (for the latest 5 years):

Year	Member’s Equity
End of 2006	$65,683,062
End of 2007	$116,796,876
End of 2008	$58,526,939
End of 2009	$69,079,977
End of 2010	$82,851,104

*unaudited

(2) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its Managing Member.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its portfolio manager.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue analysis and hundreds of onsite visits and other contacts with issuers every year.

The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

2. Description of Business and Outline of Operation i. FUND

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained the Investment Management Company, the investment adviser, to render investment advisory services, State Street Bank and Trust Company, to hold the assets of the Fund in custody and Putnam Investor Services Inc., to act as Investor Servicing Agent.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to manage a separate portion of the assets of the Fund subject to its supervision.

The Investment Management Company and the Sub-Investment Management Company have retained their affiliate, the Sub-Advisory Company, to manage a separate portion of the assets of the Fund subject to their supervision.

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of October 2011 the Investment Management Company managed, advised, and/or administered the following 108 funds and fund portfolios (having an aggregate net asset value of over $61 billion):

			(As of the end of October 2011)

Country where Funds are	Principal Characteristic	Number of Funds	Net Asset Value
established or managed			(million dollars)

	Closed End Type Bond Fund	5	$2,555.01

	Open End Type Balanced Fund	17	$14,910.08

U.S.A.
	Open End Type Bond Fund	35	$24,191.50

	Open End Type Equity Fund	51	$19,682.82

3. Financial Conditions of the Management Company

i. FUND

Please see III. FINANCIAL CONDITIONS OF THE FUND in PART II.

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

Japanese translation of the financial statements is attached to the Japanese version.

4. Restriction on Transactions with Interested Parties:

i. FUND

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds, to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and is consistent with the Fund’s current policy pursuant to rule 17a-7 under the 1940 Act.

5. Miscellaneous:

i. FUND

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number, as they consider appropriate. The Trustees may elect and remove officers, as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

The fiscal year end of the Fund is June 30.

The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the Fund recorded a receivable of $1,849,875 related to restitution payments in connection with a distribution plan approved by the SEC. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. In May 2011, the Fund received a payment of $58,803 related to settlement of those lawsuits. The Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

ii. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

(1) Management

The Investment Management Company is a limited liability company formed under the laws of the State of Delaware. Putnam Investments, LLC, the sole Member of the Investment Management Company, manages and conducts the property, business and affairs of the Investment Management Company.

(2) Election and Removal of Officers

Officers are appointed by the Member. The Member may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters.

a. The Limited Liability Company Agreement of the Investment Management Company may be amended by the Member.

b. Under the Limited Liability Company Act of the State of Delaware, merger or transfer of business requires the consent of the Member.

c. The Investment Management Company has no direct subsidiaries.

d. The fiscal year end of the Investment Management Company is December 31.

(5) Litigation, etc.

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the Fund recorded a receivable of $1,849,875 related to restitution payments in connection with a distribution plan approved by the SEC. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. In May 2011, the Fund received a payment of $58,803 related to settlement of those lawsuits. The Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. Putnam Investor Services, Inc. (the Investor Servicing Agent)

(A) Amount of Capital

U.S. $145,518,063 (approximately JPY 11.31billion) as of the end of October 2011

(B) Description of Business

Putnam Investor Services, Inc. is a Massachusetts corporation and an indirect wholly-owned subsidiary of Putnam Investments, LLC, the parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing investor servicing agent services to mutual funds, including the Fund, since January 1, 2009.

(C) Outline of Business Relationship with the Fund

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

2. Putnam Retail Management Limited Partnership (the Principal Underwriter)

(A) Amount of Capital

U.S. $46,063,725(approximately JPY 3.6billion) as of the end of October 2011

(B) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(C) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

3. SMBC Friend Securities Co., Ltd. (Distributor in Japan and Agent Company)

(A) Amount of Capital

¥27.27 billion as of the end of October 2011

(B) Description of Business

SMBC Friend Securities Co., Ltd has been registered under the Financial Instruments and Exchange Law and engages in the First Category Financial Instruments business in Japan.

(C) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering and repurchasing of shares in Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

(A) Amount of Capital

U.S $36,756,809(approximately JPY 2.9 billion) as of the end of October 2011

(B) Description of Business: The Sub-Investment Management Company is a United Kingdom corporation and an affiliate of the Investment Management Company. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(C) Outline of Business Relationship with the Fund

The Sub-Investment Management Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company.

5. The Putnam Advisory Company, LLC (Sub-Advisory Company)

(A) Amount of Capital

U.S $158,892,602(approximately JPY 12.4billion) as of the end of September, 2011.

(B) Description of Business:

The Sub-Advisory Company is an affiliate of the Investment Management Company and the Sub-Investment Management Company. The Sub-Advisory Company provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles.

(C) Outline of Business Relationship with the Fund

The Sub-Advisory Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company and the Sub-Investment Management Company.

6. State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(A) Amount of Capital

Total consolidated shareholder's equity: U.S. $ 18,407,350 thousand (JPY 1,431.17 billion) as of the end of June, 2011

(B) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(C) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

7. Capital Relationships

100% of the ownership interest in each of the Investment Management Company, the Sub-Investment Management Company and the Sub-Advisory Company is held indirectly by Putnam Investments, LLC.

III. OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The 1940 Act, in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The 1933 Act, in general, regulates the sale of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The 1934 Act regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." The following discussion is very general and does not constitute tax advice. There may be other tax considerations applicable to such non-U.S. shareholders, including in particular Japanese resident shareholders under the United States-Japan tax treaty. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

Shareholders who are treated as United States persons and shareholders who hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change.

To ensure compliance with requirements imposed by the United States Internal Revenue Service ("IRS"), the investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. General

Taxation of the Fund:

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and net income from interests in "qualified publicly traded partnerships" (as defined below) (collectively, “qualifying income”);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or

(y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund were to make this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Net capital losses (that is, capital losses in excess of capital gains) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. The Fund is permitted to carry net capital losses incurred in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”) forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If the Fund incurs net capital losses in taxable years beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

U.S. Federal Income Taxation of Fund Distributions:

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur with respect to shares purchased when the Fund’s net asset value - and, therefore, the price of the shares of the

Fund - reflect gains that are either unrealized or are realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments:

Special Risks for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued with original issue discount (OID”). Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

At risk or defaulted securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.

U.S. tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Foreign currency transactions. The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Other Derivatives, Hedging and Related Transactions. The Fund's transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of the Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Shareholders that are not subject to U.S. federal income tax generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Sale or Redemption of Shares:

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

B. U.S. Tax Treatment of Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to dividends paid by the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. These dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding. Notwithstanding the above, as described in more detail immediately below, distributions of properly reported Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

For distributions with respect to taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Interest-Related Dividends"), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Short-Term Capital Gain Dividends"). This exception to withholding for Interest-Related Dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation. The exception to withholding for Short-Term Capital Gain dividends does not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. The Fund is permitted to report such part of its dividends as Interest-Related Dividends and/or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. The exemption from withholding for Interest-Related Dividends and Short-Term Capital Gain Dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividend or Short-Term Capital Gain Dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on a Capital Gain Dividend. However, a shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders of the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund shares through non-U.S. entities should consult their tax advisors about their particular situation.

A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations:

Under Treasury regulations, if a shareholder who is required to file a U.S. tax return recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding:

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Reporting and Withholding Requirements:

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments"), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015. The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and Short-Term Capital Gain and Interest-Related Dividends, as described above), will be subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a non-U.S. shareholder that is a "foreign financial institution" (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to the Fund of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future guidance may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and non-U.S. tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the President and Investor Servicing Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) As to information set forth from the cover page to the page before the main text of the

Mandatory Prospectus,

a. The start date of use may be set forth.

b. The following may be set forth:

- a statement to the effect of “please read the contents of this Prospectus carefully before subscribing”.

c. The name or other logos and marks, etc. of the Investment Management Company may be included.

d. Designs may be used.

(2) The following sentences may be included as investment risks in the Mandatory Prospectus:

- “All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. The Unitholders may incur losses of their principal invested due to the decrease of net asset value per unit of the Fund. Investment funds are different from saving deposits.”

- “The provisions of Article 37-6 of Financial Instruments and Exchange Law of Japan (so-called “cooling-off”) do not apply to the transactions of the Fund.”

(3) The most recent record of the performance of the Fund may be set forth in the Mandatory Prospectus.